SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 26, 2009


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)

                               (703) 960-4600
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01. Entry into a Material Definitive Agreement; Item 2.03 Creation of a Direct Financial Obligation

       Effective as of August 26, 2009, VSE Corporation (the "Company" or "VSE"), and its wholly owned subsidiaries, Energetics Incorporated, VSE Services International, Inc., Integrated Concepts and Research Corporation and G&B Solutions, Inc., (collectively, "Borrowers") entered into a Business Loan and Security Agreement with Citizens Bank of Pennsylvania and SunTrust Bank (collectively "Lenders") for a revolving credit facility with a committed amount of $50 million (the "Loan Agreement"). The credit facility also provides, upon Lenders' approval, an incremental revolving commitment of up to an additional $25 million for a potential maximum revolving credit facility of $75 million.

       Borrowings under the Loan Agreement are secured by substantially all of the assets of the Company and its subsidiaries. The Loan Agreement contains customary representations and warranties, affirmative and negative covenants, events of default and acceleration provisions. The Loan Agreement limits the ability of Borrowers in respect of, among other things, (a) capital structure, mergers, acquisitions or sale of assets, (b) subsidiaries, (c) issuance of stock, (d) purchase or redemption of securities and dividend, (e) indebtedness,
(f) investments and loans, (g) stock of subsidiaries, (h) liens, and
(i) transactions with affiliates.

       In connection with entering into the Loan Agreement, Borrowers' Business Loan and Security Agreement, dated as of August 14, 2007, with Citizens Bank of Pennsylvania was terminated.

       The foregoing description of the Loan Agreement does not constitute a complete summary of its terms and conditions, and reference is made to the complete text of the Loan Agreement that is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Not applicable
         (d)  Exhibits.

Exhibit
Number                      Description
--------------------------------------------------------------------------------

 10.1 Business Loan and Security Agreement, dated as of August 26, 2009 among VSE Corporation, Energetics Incorporated, VSE Services International, Inc., Integrated Concepts and Research Corporation, G&B Solutions, Inc., Citizens Bank of Pennsylvania and SunTrust Bank.



                                  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


                                          	VSE CORPORATION

Date:  August 31, 2009           		By: /s/ Thomas. R. Loftus
                                                    ---------------------
                                                    Thomas R. Loftus
			           		    Executive Vice President
                                                    and Chief Financial Officer



                                EXHIBIT INDEX
Exhibit
Number                      Description
--------------------------------------------------------------------------------

 10.1 Business Loan and Security Agreement, dated as of August 26, 2009 among VSE Corporation, Energetics Incorporated, VSE Services International, Inc., Integrated Concepts and Research Corporation, G&B Solutions, Inc., Citizens Bank of Pennsylvania and SunTrust Bank.